Exhibit 32.1


   CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
     SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

         In connection with the filing of Zunicom, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (1)The Report fully complies with the requirements of
                   section 13(a) or 15(d) of the Securities Act of 1934;
                   and

                (2)The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

November 13, 2006






















                                Exhibit 32.1 - 1